UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2009

WESTERN LIBERTY BANCORP
 (Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 20, 2009, Western Liberty Bancorp (“WLBC”) received notice from the staff of the NYSE Amex (the “Exchange”) indicating that the Exchange believes that WLBC no longer complies with the Exchange’s continued listing standards due to the recent amendments to WLBC’s Amended and Restated Certificate of Incorporation approved at WLBC’s stockholder meeting on October 7, 2009 and an insufficient number of public shareholders of WLBC’s common stock, as set forth in Section 1003(c) of the Exchange’s Company Guide, and that its securities are, therefore, subject to being delisted from the Exchange.

WLBC does not agree with the Exchange’s belief that it should be delisted and intends to appeal this determination and request a hearing before a committee of the Exchange. WLBC has seven days to file its appeal. There can be no assurance that WLBC’s appeal will be successful and WLBC will be permitted to continue to be listed on the exchange. The Exchange will continue listing WLBC’s securities until such time as a final determination is made regarding WLBC’s appeal.

In light of the Exchange’s inquiry into WLBC’s listing, WLBC has applied to have its common stock and warrants quoted for trading on the NASDAQ Stock Market.

WLBC issued a press release on October 21, 2009 in connection with the foregoing. A copy of the press release is attached as Exhibit 99.1 hereto.

Forward-Looking Statements

This report, and the information incorporated by reference in it, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained or incorporated by reference in this report are based on current expectations and beliefs concerning future developments and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments affecting WLBC will be those that are anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond WLBC’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” filed in WLBC’s Annual Report on Form 10-K for the year ended December 31, 2008 and registration statement on Form S-4, File No. 333-161970, filed with the SEC on September 17, 2009, and related prospectus. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. WLBC undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits

99.1 Press Release of Western Liberty Bancorp, dated October 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP

Date: October 21, 2009	By: /s/ Jason N. Ader
Name: Jason N. Ader
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Western Liberty Bancorp, dated October 21, 2009